UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 20, 2004

SECURITY BANK CORPORATION

(Exact name of registrant as specified in its charter)

Georgia	000-23261	58-2107916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4219 Forsyth Road, Macon, Georgia	31210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(478) 722-6200

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

On October 20, 2004, Security Bank Corporation issued a press release to announce record net income and earnings per share for the third quarter of 2004. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein.

ITEM 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Exhibit
99.1	Press Release of Security Bank Corporation dated October 20, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY BANK CORPORATION

Date: October 21, 2004	By:	/s/ H. Averett Walker
H. Averett Walker
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release distributed October 20, 2004